UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 13, 2015
(Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 13, 2015, the compensation committee of the board of directors of Cincinnati Financial Corporation (Committee) approved the agreement forms for ratably vesting service-based restricted stock units under the 2012 Stock Compensation Plan (2012 Plan). The 2012 Plan was approved by shareholders at the 2012 Annual Meeting of Shareholders on April 28, 2012. A copy of the 2012 Plan can be found in the Cincinnati Financial Corporation 2012 Shareholder Meeting Notice and Proxy Statement, Appendix A, Page 63.

The agreement form contains terms and conditions to be included in grants of ratably vesting service-based restricted stock units awarded to executive officers of the company. Specific terms, such as number of shares, vesting schedules and forfeiture provisions, are determined by the Committee at the time of grant. The standard form of agreement is attached as Exhibit 10.1
At its meeting, the Committee approved grants of ratably vesting service-based restricted stock units to the company’s executive officers, including those named in its most recent proxy statement. Copies of the award agreements for those named executive officers are attached as Exhibits 10.2 through 10.6.

Item 7.01 Regulation FD Disclosure

The Board of Directors has set the date for the 2015 Annual Meeting of Shareholders of Cincinnati Financial Corporation for Saturday, May 2, 2015, at 9:30 a.m., at the Cincinnati Art Museum, located in Eden Park, Cincinnati, Ohio. Shareholders of record at the close of business on March 4, 2015 will be entitled to vote at the meeting.

In accordance with general instruction B.2 of Form 8-K, the information furnished in this report pursuant to Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 10.1 - Form of Restricted Stock Unit Agreement (service based/ratable) for the Cincinnati Financial Corporation 2012 Stock Compensation Plan

Exhibit 10.2 - Restricted Stock Unit Agreement (service based/ratable) granted to Steven J. Johnston on February 13, 2015.

Exhibit 10.3 - Restricted Stock Unit Agreement (service based/ratable) granted to Jacob F. Scherer, Jr. on February 13, 2015.

Exhibit 10.4 - Restricted Stock Unit Agreement (service based/ratable) granted to Michael J. Sewell on February 13, 2015

Exhibit 10.5 - Restricted Stock Unit Agreement (service based/ratable) granted to Martin F. Hollenbeck on February 13, 2015

Exhibit 10.6 - Restricted Stock Unit Agreement (service based/ratable) granted to Kenneth W. Stecher on February 13, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: February 18, 2015	/S/ Michael J. Sewell
Michael J. Sewell, CPA
Chief Financial Officer, Senior Vice President and Treasurer